POA2/10k/10123STC/dkp
                                                                 Exhibit 24-a








                               POWER OF ATTORNEY


I, James C. Castle, Ph.D., do hereby constitute and appoint William J. Cadogan and David F. Fisher, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1995, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 28, 1995



                                        /s/ James C. Castle
                                           James C. Castle, Ph.D.









                               POWER OF ATTORNEY


I, Thomas E. Holloran, do hereby constitute and appoint William J. Cadogan and David F. Fisher, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1995, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 28, 1995



                                        /s/ Thomas E. Holloran
                                           Thomas E. Holloran









                               POWER OF ATTORNEY


I, B. Kristine Johnson, do hereby constitute and appoint William J. Cadogan and David F. Fisher, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1995, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 28, 1995



                                        /s/ B. Kristine Johnson
                                           B. Kristine Johnson









                               POWER OF ATTORNEY


I, Charles W. Oswald, do hereby constitute and appoint William J. Cadogan and David F. Fisher, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1995, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 28, 1995



                                        /s/ Charles W. Oswald
                                           Charles W. Oswald









                               POWER OF ATTORNEY


I, Alan E. Ross, do hereby constitute and appoint William J. Cadogan and David
F. Fisher, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1995, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 28, 1995



                                        /s/ Alan E. Ross
                                           Alan E. Ross









                               POWER OF ATTORNEY


I, Jean-Pierre Rosso, do hereby constitute and appoint William J. Cadogan and David F. Fisher, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1995, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 28, 1995



                                        /s/ Jean-Pierre Rosso
                                           Jean-Pierre Rosso









                               POWER OF ATTORNEY


I, Donald M. Sullivan, do hereby constitute and appoint William J. Cadogan and David F. Fisher, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1995, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 28, 1995



                                        /s/ Donald M. Sullivan
                                           Donald M. Sullivan









                               POWER OF ATTORNEY


I, Warde F. Wheaton, do hereby constitute and appoint William J. Cadogan and David F. Fisher, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1995, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 28, 1995



                                        /s/ Warde F. Wheaton
                                           Warde F. Wheaton









                               POWER OF ATTORNEY


I, John D. Wunsch, do hereby constitute and appoint William J. Cadogan and David F. Fisher, or any one of them, my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of ADC Telecommunications, Inc., the Annual Report of ADC Telecommunications, Inc. on Form 10-K for its fiscal year ended October 31, 1995, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


December 28, 1995



                                        /s/ John D. Wunsch
                                           John D. Wunsch